UNITED STATES
Securities and Exchange Commission

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2023

Cadiz Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-12114	77-0313235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 S. Hope Street, Suite 2850 Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 271-1600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CDZI	The NASDAQ Global Market
Depositary Shares (each representing a 1/1000th fractional interest in share of 8.875% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share)	CDZIP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Incorporation

On June 21, 2023, Cadiz Inc. (the “Company”) filed a Certificate of Amendment of Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware to increase the number of authorized shares of common stock from 70,000,000 to 85,000,000.

As disclosed in item 5.07 of this Current Report on Form 8-K, the Amendment to Certificate of Incorporation was approved by the Company’s stockholders at the Company’s 2023 annual meeting of stockholders held on June 21, 2023 (the “Annual Meeting”). For a description of the Amendment to Certificate of Incorporation, see “Proposal 2 - Amendment to Certificate of Incorporation” of the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2023.

The foregoing description of the Amendment to Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment to Certificate of Incorporation, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07   Submission of Matters to a Vote of Security Holders

On June 21, 2023, the Company held its 2023 Annual Meeting of Stockholders.  The number of shares represented and voting by proxy at said meeting was 49,495,108.

(i)  The following directors were elected at the meeting:

NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Stephen E. Courter	45,634,054	96,203	3,764,851
Maria Dreyfus	45,713,126	17,131	3,764,851
Maria Echaveste	45,715,773	14,484	3,764,851
Winston Hickox	45,639,210	91,047	3,764,851
Susan Kennedy	45,715,998	14,259	3,764,851
Kenneth T. Lombard	45,717,017	13,240	3,764,851
Richard Polanco	45,714,015	16,242	3,764,851
Scott S. Slater	45,701,158	29,099	3,764,851
Carolyn Webb de Macias	45,716,068	14,189	3,764,851

(ii)  The amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock was approved by the following vote:

VOTES
FOR:	49,083,965
AGAINST:	167,562
ABSTAIN:	243,581

(iii)  PricewaterhouseCoopers LLP was approved as the Company’s independent auditors for the fiscal year 2023 by the following vote:

VOTES
FOR:	49,304,664
AGAINST:	174,718
ABSTAIN:	15,726

(iv)  The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, by the following vote:

VOTES
FOR:	45,241,784
AGAINST:	480,362
ABSTAIN:	8,111
BROKER NON-VOTES:	3,764,851

(v)  The Company’s stockholders recommended, on an advisory basis, that the Company conduct future stockholder advisory votes on named executive officer compensation every year, by the following vote:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
45,589,663	40,315	96,019	4,260	3,764,851

The Company has considered the stockholder vote regarding the frequency of stockholder advisory votes on named executive officer compensation and determined that it will hold an advisory vote on its executive officer compensation annually.

Item 8.01   Other Events

The Company has filed with the Securities and Exchange Commission (the “Commission”) a Registration Statement on Form S-3 (Registration Statement No. 333-271807) (the “Registration Statement”), which was declared effective by the Commission as of May 19, 2023, for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), the resale by the selling stockholders identified in the Registration Statement of up to 3,971,870 shares of the Company’s common stock, par value $0.01 per share (the “Conversion Shares”), which may be acquired by the selling stockholders upon conversion of up to $15 million of outstanding principal and any accrued and unpaid interest (collectively, the “Convertible Loan”) under the Credit Agreement dated July 2, 2021, as amended on February 2, 2023, among the Company and Cadiz Real Estate LLC as borrowers, BRF Finance Co., LLC and the other lenders from time to time party thereto, and B.  Riley Securities, Inc., as agent (the “Credit Agreement”), as further described in the Registration Statement. Pursuant to the Credit Agreement, the Company may not effect any conversion of the Convertible Loan, and the lenders, who are the selling stockholders, will not be entitled to request any conversion of the Convertible Loan, until the Company has received stockholder approval of an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of common stock. The Company has obtained such stockholder approval at its 2023 Annual Meeting of Stockholders. In connection with this, the Company is filing as Exhibit 5.1 hereto an opinion of counsel with respect to the Conversion Shares. Such opinion is incorporated by reference into the  Registration Statement.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

3.1	Amendment to Certificate of Incorporation
5.1	Opinion of Greenberg Traurig, LLP
23.1	Consent of Greenberg Traurig, LLP (contained in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADIZ INC.

By:	/s/ Stanley E. Speer
Stanley E. Speer
Chief Financial Officer

Date:  June 26, 2023